Subordinated Notes Offering Presentation NASDAQGS: SSBK September 2022 CONFIDENTIAL

2 Table of Contents I. II. III. IV. V. VI. VII. Executive Summary Company Overview Assets Highlights Liabilities Highlights Capital Highlights Income Statement Highlights Appendix 5 19 23 32 35 39 46

3 Notice to Recipients This confidential presentation (this “Presentation”) has been prepared solely for general informational purposes by Southern States Bancshares, Inc. (the “Company,” the “holding company,” “we” or “our”), and is being furnished solely for use by prospective participants in considering participation in the proposed private offering (the “Offering”) of the Company’s subordinated notes (the “Securities”). The Company reserves the right to withdraw or amend this Offering for any reason and to reject any subscription in whole or in part. The Company has authorized Performance Trust Capital Partners, LLC (“Performance Trust”) to act as its sole placement agent in the Offering. The Securities are not a deposit or bank account, and are not, and will not be, insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other federal or state government agency. Neither the Securities nor the investment in the Securities has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), the FDIC, the Board of Governors of the Federal Reserve System, or any other federal or state regulatory authority, nor has any authority passed upon or endorsed the merits of the Offering or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold absent registration or an exemption from registration under applicable law. The Securities will be subject to significant restrictions and limitations on their liquidity. Only potential investors who can bear the risk of an unregistered illiquid investment should consider investment in the Securities. The Securities are being offered only to individuals and entities that qualify as an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or a “qualified institutional buyer,” as defined in Rule 144A under the Securities Act. This Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. This Presentation has been prepared based on information regarding our operations, as well as information from public sources. The information contained herein is intended only as an outline and summary that has been prepared to assist interested parties in making their own evaluations of the Company and the Offering. It does not purport to be all-inclusive or to contain all of the information that a prospective participant may desire. Each recipient of the information and data contained herein should perform its own independent investigation and analysis of the Offering and the value of the Company. The information and data contained herein are not a substitute for a recipient’s independent evaluation and analysis. In making an investment decision, prospective participants must rely on their own examination of the Company, including the merits and risks involved. The Company is not providing you with any legal, business, tax or other advice regarding an investment in the Securities. Prospective participants are urged to consult with their own legal, tax, investment and accounting advisers with respect to the consequences of an investment in the Securities. In the event that any portion of this Presentation is inconsistent with or contrary to any of the terms of the subordinated note purchase agreement (the “NPA”), the NPA shall control. Except as otherwise indicated, this Presentation speaks as of the date hereof. The delivery of this Presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of the information summarized herein or made available in connection with any further investigation by the Company. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. You will be given the opportunity to ask questions of and receive answers from Company representatives concerning the Company’s business and the terms and conditions of the Offering, and the Company may provide you with additional relevant information that you may reasonably request to the extent the Company possesses such information or can obtain it without unreasonable effort or expense. Except for information provided in response to such requests, the Company has not authorized any other person to give you information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility or validity. This Presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers, including references to the Performance Trust PT ScoreTM developed by Performance Trust. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. No representation or warranty as to the accuracy, completeness or fairness of any of the foregoing information is being made by the Company or any other person, including Performance Trust, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted or made available to the recipient by the Company or any other person in the course of the recipient’s evaluation of the Offering or the Company, except for any liabilities expressly assumed by the Company in the NPA and the related documentation for each purchase of Securities. This Presentation is for information purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. The information in this Presentation is confidential and may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person. The Company reserves the right to request the return of this Presentation at any time. In addition to reporting results calculated under United States generally accepted accounting principles (“GAAP”), the Company reports non-GAAP financial measures in this Presentation and other disclosures. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non- GAAP measures we use to the most comparable GAAP measures, see the Appendix to this Presentation.

4 Offering Disclaimer Any offering, purchase and sale of Securities may be made only by the NPA and the information contained herein will be superseded in its entirety by such NPA. Each potential investor should review the NPA, make such investigation as it deems necessary to arrive at an independent evaluation of an investment in the Securities and should consult legal counsel and financial, accounting, regulatory and tax advisors to determine the consequences of such an investment prior to making an investment decision and should not rely on any information set forth in this Presentation. This Presentation and oral statements made from time to time by the Company’s representatives may constitute “forward-looking statements" within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Security Exchange Act of 1934, as amended, that are subject to risks and uncertainties. You should not place undue reliance on those statements because they are subject to numerous risks and uncertainties relating to the Company’s operations and business environment, all of which are difficult to predict and may be beyond our control. Forward-looking statements include information concerning the Company’s future results, interest rates and the interest rate environment, loan and deposit growth, loan performance, operations, employees and business strategy. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only and are not forecasts and may not reflect actual results. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the information in the forward-looking statements and can change as a result of many possible events or factors, not all of which are known to us or in our control. These factors include but are not limited to: (i) potential risks and uncertainties relating to the effects of COVID-19, including the duration of the COVID-19 outbreak, actions that have been and will be taken by governmental authorities to contain the COVID-19 outbreak or to treat its impact, and the potential negative impacts of COVID-19 on the global economy and financial markets, including U.S. GDP decreases and increases in unemployment; (ii) our ability to execute and prudently manage our growth and execute our strategy, including expansion activities; (iii) our ability to adequately measure and limit our credit risk; (iv) business, market and economic conditions generally and in the financial services industry, nationally and within our local markets; (v) factors that can impact the performance of our loan portfolio, including real estate values and liquidity in our markets and the financial health of our commercial borrowers; (vi) the failure of assumptions and estimates, as well as differences in, and changes to, economic, market, and credit conditions, including changes in borrowers’ credit risks and payment behaviors; (vii) compliance with governmental and regulatory requirements, including the Dodd-Frank Act and others relating to banking, consumer protection, securities and tax matters, and our ability to maintain licenses required in connection with mortgage origination, sale and servicing operations; (viii) compliance with the Bank Secrecy Act, OFAC rules and anti-money laundering laws and regulations; (ix) governmental monetary and fiscal policies; (x) the effectiveness of our risk management framework, including internal controls; (xi) the composition of and changes in our management team and our ability to attract and retain key personnel; (xii) geographic concentration of our business in certain Alabama and Georgia markets; (xiii) our ability to attract and retain customers; (xiv) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities, and interest-sensitive assets and liabilities, and the risks and uncertainty of the amounts realizable; (xv) changes in the availability and cost of credit and capital in the financial markets, and the types of instruments that may be included as capital for regulatory purposes; (xvi) changes in the prices, values and sales volumes of residential and commercial real estate; (xvii) the effects of competition from a wide variety of local, regional, national and other providers of financial, investment, trust and other wealth management services and insurance services, including the disruption effects of financial technology and other competitors who are not subject to the same regulations as the Company; (xviii) the failure of assumptions and estimates underlying the establishment of allowances for possible loan losses and other asset impairments, losses, valuations of assets and liabilities and other estimates; (xix) the risks of mergers, acquisitions and divestitures, including, without limitation, the related time and costs of implementing such transactions, integrating operations as part of these transactions and possible failures to achieve expected gains, revenue growth and/or expense savings from such transactions; (xx) changes in technology or products that may be more difficult, costly, or less effective than anticipated; (xxi) systems failures or interruptions involving our risk management framework, our information technology and telecommunications systems or third-party servicers; (xxii) unauthorized data access, cyber-crime and other threats to data security and customer privacy; (xxiii) our ability to maintain our historical rate of growth; (xxiv) our ability to identify potential candidates for, consummate, and achieve synergies resulting from, potential future acquisitions; (xxv) deterioration of our asset quality or the value of collateral securing loans; (xxvi) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters and appropriate compliance with applicable law and regulation; (xxvii) operational risks associated with our business; (xxviii) volatility and direction of market interest rates and the shape of the yield curve; (xxix) our ability to maintain important deposit customer relationships, maintain our reputation or otherwise avoid liquidity risks; (xxx) the obligations associated with being a public company; (xxxi) the commencement and outcome of litigation and other legal proceedings against us or to which we may become subject; (xxxii) natural disasters and adverse weather, acts of terrorism, an outbreak of hostilities or other international or domestic calamities as well as national and international economic conditions and health issues, such as COVID-19, and other matters beyond our control and (xxxii) other factors disclosed by the Company in its filings with the SEC. All statements in this Presentation, including forward-looking statements, speak only as of the date they are made. Although the Company believes that these forward-looking statements are based on reasonable assumptions, beliefs and expectations, if a change occurs or our beliefs, assumptions and expectations were incorrect, our business, financial condition, liquidity or results of operations may vary materially from those expressed in our forward-looking statements. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. New risks and uncertainties arise from time to time, and we cannot predict these events or how they may affect the Company. The Company has no duty to, and does not intend to, update or revise the forward-looking statements after the date on which they are made. In light of these risks and uncertainties, you should keep in mind that any forward-looking statement made in this Presentation or elsewhere might not reflect our actual results.

5 I. Executive Summary

6 Offering Summary SSBK / NASDAQ Global Select Market 10-year, no-call 5-year Fixed-to-Floating Rate Subordinated Notes due 2032 Southern States Bancshares, Inc., holding company of Southern States Bank (the “Bank”) September 2022 Coupon Optional Redemption & Registration Rights Regulatory Capital Use of Proceeds Expected Pricing Date Sole Placement Agent Issuer Ticker / Exchange Aggregate Principal Size Term Performance Trust Capital Partners, LLC Egan-Jones BBB+Credit Rating Structured consistent with requirements for Tier 2 capital treatment at the holding company and Tier 1 capital treatment at the Bank General corporate purposes $40 million Fixed [X%] for 5 years; Floating at SOFR + X% thereafter Registration rights included; redeemable at par in whole or in part any time after 5 years from date of issuance

Overview of Southern States Bancshares, Inc.

- ***Southern States Bancshares*** was founded in August 2007 by current CEO and Chairman, Steve Whatley, and a group of organizing directors, and priced its IPO on August 11, 2021
- Management team with ***200 years of collective experience*** in the banking industry and deep ties to local markets
- History of ***solid responsible growth***, ***top-tier profitability*** and a ***strong credit culture***
- ***Bifurcated growth strategy*** through organic growth and disciplined M&A
- Focused on being a ***dominant bank*** in our smaller markets and a ***competitive player*** in the larger metropolitan areas
- ***Diversified loan portfolio*** complemented by ***low-cost, core funding base***



Huntsville
Birmingham
Anniston
Atlanta
Tuscaloosa
Georgia
Augusta
Alabama
Auburn
Macon
Columbus
Montgomery
Savannah
Mobile
Valdosta
65
59
75
85
20
Legend
Branches(1) (13)
Loan Production Office ("LPO") (2)

Q2 '22 Financial Highlights

Assets ($B):	$1.9	YoY Asset Growth:	25.6%	NPLs / Loans:	0.34%	Core Net Income[3]($M):	$5.3
Gross Loans ($B):	$1.4	YoY Loan Growth:	30.3%	LLR / Loans:	1.18%	Core ROAA[3]:	1.16%
Deposits ($B):	$1.6	YoY Deposit Growth:	25.3%	YTD NCOs / Avg. Loans:	0.01%	NIM:	3.84%
Loans / Deposits[2]:	87.0%	YoY Core Deposit Growth:	25.2%	TCE / TA[3]:	7.95%	Core Efficiency Ratio[3]:	54.19%

Sources: S&P Capital IQ Pro; Company provided documents and filings

Consolidated financial data as of the three months ended 06/30/2022 unless otherwise noted; core deposits defined as total deposits less jumbo time deposits; jumbo time deposits classified as deposits larger than $250,000

(1) *Pro forma for the pending sale of the Company's Heflin, AL and Ranburne, AL branches announced on 05/23/2022*
(2) *Loans are net of unearned income*
(3) *Please refer to non-GAAP reconciliation in the appendix*

7

SOUTHERN STATES BANCSHARES, INC.

Investment Highlights



Experienced and Invested Leadership
Scalable Operating Model
Strong Organic Growth
SOUTHERN STATES BANCSHARES, INC.
Diversified Loan Portfolio
Proven Bank M&A Strategy
Attractive Core Deposit Franchise

Experienced and Invested Leadership

- Led by Chairman & CEO, Steve Whatley, with over 49 years of banking experience
- Approximately 13.6% insider ownership[1]
- **180 Pre-Raise PT Score™[2]**
- Opportunistically raising subordinated debt to optimize capital structure and further fortify balance sheet for growth

Consistent Organic Growth

- Proven growth with 24.4% asset CAGR since 2018
- Opportunistic commercial banker hirings driven by talent dislocation from recent bank consolidation in our markets
- Ranked 7th in Alabama by asset size

Strong Bank Capital Ratios

- The Bank expects to be well capitalized post-raise with a pro forma total capital ratio of 14.01% and leverage ratio of 12.67%
- **Strong institutional shareholder support** / pre- and post-IPO and NASDAQ listing
- **The Company's pro forma debt / equity ratio is expected to be 52.7%**
- **Double leverage expected to be 145.1% post capital raise**

Attractive Core Deposit Franchise

- 97.6% core deposits[3] with cost of interest-bearing deposits of 0.34% year to date as of 06/30/2022
- 46.3% demand deposit CAGR since 2018

Robust Profitability Metrics

- Strong earnings highlighted in YTD ROAA of 1.19% and ROAE of 10.63%
- Stable efficiency ratio, which has remained below 65% each of the past four years and 2022YTD
- **Approximately 7.2x debt service coverage post issuance based on 2023 mean pre-tax earnings estimate from analysts**

Sources: S&P Capital IQ Pro; Company provided documents and filings
Bank level financial data unless otherwise noted; 2022YTD as of 06/30/2022
(1) Refers to management and directors; includes exercisable options
(2) As of Q2 2022; details of calculation of PT Score can be found starting on page 16
(3) Core deposits defined as total deposits less time deposits greater than $250,000

8

SOUTHERN STATES BANCSHARES, INC.

9 Q2 2022 Highlights Sources: Company provided documents and filings Consolidated financial data as of the three months ended 06/30/2022 unless otherwise noted (1) Please refer to non-GAAP reconciliation in the appendix (2) Loans are net of unearned income Loans Deposits Asset Quality Capital Operating Results • Net income of $5.2 million, or $0.59 per diluted share, and core net income of $5.3 million(1), or $0.59 per diluted share(1) • ROAA of 1.15% and ROATCE of 13.80%; Core ROAA of 1.16%(1) and Core ROATCE of 13.89%(1) • Net interest margin of 3.84% • Core efficiency ratio of 54.19%(1) • Annualized Loan growth of 36.8% from Q1 2022 • Loan portfolio of $1.4 billion increased 9.2% from Q1 2022 • Average yield on loans of 4.80% grew from 4.68% for Q1 2022 • Loans / deposits ratio of 87.0%(2) compared to 85.0% for Q1 2022 • Deposits of $1.6 billion increased $103.1 million, or 6.7%, from Q1 2022 • Average cost of total deposits remained at 0.23% from Q1 2022 • Noninterest-bearing deposits comprised 31.2% of total deposits compared to 33.4% at Q1 2022 • Nonperforming loans to gross loans of 0.34% at Q2 2022 • Net recoveries at $11,000 • Allowance for loan losses to gross loans of 1.17% • OREO balance remained at $2.9 million from Q1 2022 • Announced and paid quarterly dividend of $0.09 per share • Tangible common equity to tangible assets of 7.95%(1) • Tangible book value per share of $17.23(1) • Repurchased 58,258 shares at an average price of $21.03 per share

10 SSBK Stock Performance Source: S&P Capital IQ Pro Past performance is not a guarantee of future results SSBK vs Major Indexes Price Performance (Since IPO) -50% -40% -30% -20% -10% 0% 10% 20% 30% 40% 50% 1 1 -A u g -2 1 1 -S e p -2 1 2 2 -S e p -2 1 1 3 -O c t-2 1 3 -N o v -2 1 2 4 -N o v -2 1 1 5 -D e c -2 1 5 -J a n -2 2 2 6 -J a n -2 2 1 6 -F e b -2 2 9 -M a r-2 2 3 0 -M a r-2 2 2 0 -A p r-2 2 1 1 -M a y -2 2 1 -J u n -2 2 2 2 -J u n -2 2 1 3 -J u l-2 2 3 -A u g -2 2 2 4 -A u g -2 2 1 4 -S e p -2 2 % Change since August 11, 2021 -12.3% -16.9% 45.6% -21.9% S&P 500 S&P U.S. BMI Banks SSBK NASDAQ

11 SSBK Top Institutional Ownership Sources: Company provided documents and filings Blue shading denotes institutional investors who owned shares prior to SSBK’s IPO Top Holders Shares Held as of 06/30/2022 Ownership % as of 06/30/2022 Investor Type 1 Strategic Value Bank Partners, LLC 850,000 9.78% Hedge Fund 2 Davis Capital Partners, LLC 800,000 9.20% Hedge Fund 3 Fourthstone, LLC 646,892 7.44% Hedge Fund 4 The Banc Funds Company, LLC 446,322 5.14% Value 5 AllianceBernstein, L.P. (U.S.) 407,743 4.69% Value 6 The Vanguard Group, Inc. 216,279 2.49% Index 7 Mendon Capital Advisors Corporation 151,926 1.75% Hedge Fund 8 JCSD Capital, LLC 150,755 1.73% Hedge Fund 9 Basswood Capital Management, LLC 100,212 1.16% Hedge Fund 10 BHZ Capital Management, L.P. 70,000 0.82% Hedge Fund SSBK’s largest institutional owners at June 30, 2022 were largely post-IPO investors, in addition to existing pre-IPO investors and investors that received IPO allocations As of June 30, 2022, SSBK’s institutional owners totaled 33 (up from 27 in the prior quarter), with most investors representing actively managed, low turnover firms Institutional owners outside of the top 10 largest own 2.72% of SSBK’s outstanding shares in the aggregate as of June 30, 2022

Robust Market Dynamics Creates Growth Opportunities

Market Highlights

Atlanta, GA

- 9th largest metro area in the U.S.
- Voted 3rd metro area for corporate headquarters
- Ranked 13th in Best Places for Business and Careers
- 16 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama
- One of the lowest costs of living in America
- A top 10 moving destination for new college graduates
- The University of Alabama at Birmingham serves as an international leader in healthcare

Huntsville, AL

- Voted 3rd best place to live in the country by US News
- One of the highest per capita concentrations of engineers in the U.S.
- A top 10 best city for jobs in STEM
- Home of the Redstone Arsenal, which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- One of the fastest growing Metropolitan Statistical Areas ("MSAs") in the Southeast
- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- A U.S. city with most job growth per USA Today
- Ranked 4th MSA for migration growth

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Synovus

'22 - '26 Projected Median HHI ($M)



$56.4
$56.7
$69.8
$73.1
$85.7
$67.8
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
National Average

'22 - '26 Projected Population Growth (%)



1.4%
2.5%
4.6%
4.6%
5.7%
2.9%
Birmingham MSA
Columbus MSA
Auburn-Opelika MSA
Huntsville MSA
Atlanta MSA
National Average

Major Employers

The Home Depot, Alabama Power, UPS, WestRock, KIA, Hyundai, Delta, Altec, Coca-Cola, UAB The University of Alabama at Birmingham, Chick-fil-A, Norfolk Southern, Aflac, Encompass Health

Sources: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Forbes; Money.com; Business Facilities; USA Today; SmartAsset Financial Technology; US News; Auburn.edu

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SOUTHERN STATES BANCSHARES, INC.

$40mm Subordinated Debt Issuance

For illustrative purposes, the capital ratios assume $35mm of $39mm in net proceeds are downstreamed to the Bank.

The remaining $4.0mm is retained at the holding company for future debt service and optionality.


June 30, 2022 (Consolidated) ($000s)
$158,156
$48,000
$16,807
Pro Forma (Consolidated) ($000s)
$157,156
$48,000
$16,807
$40,000
Common Equity Tier 1 Capital
Existing Sub Debt
ALLL
New Sub Debt

Consolidated Pro Forma Regulatory Capital	Actual 06/30/22	Sub Debt Adj.	Pro Forma 06/30/22
Common Equity Before Adjustments	$ 167,947	$ (1,000)	$ 166,947
Less: Goodwill Net of DTLs	16,862	-	16,862
Less: Other Intangible Assets Net of DTLs	1,368	-	1,368
Less: AOCI - Unrealized Gains	(8,439)	-	(8,439)
Common Equity Tier 1 Capital Pre-Deductions	158,156	(1,000)	157,156
Additional Tier 1 Capital	$ -	-	-
Total Tier 1 Capital	$ 158,156		$ 157,156
Tier 2 Capital Instruments	$ 48,000	$ 40,000	$ 88,000
ALLL Includable in Tier 2 Capital	16,807	-	16,807
Total Tier 2 Capital	64,807	40,000	104,807
Total Capital	$ 222,963		$ 261,963
Average Total Consolidated Assets	$1,801,321	39,000	1,840,321
Less: Deductions from CET1 and Additional T1	18,230	-	18,230
Less: Other Deductions from Leverage Ratio	-	-	-
Total Assets for Leverage Ratio	1,783,091	39,000	1,822,091
Total Risk-Weighted Assets	1,772,361	7,800	1,780,161
Common Equity Tier 1 RBC Ratio	8.92%		8.83%
Leverage Ratio	8.87%		8.63%
Tier 1 RBC Ratio	8.92%		8.83%
Total RBC Ratio	12.58%		14.72%

Bank Level Pro Forma Regulatory Capital	Actual 06/30/22	Sub Debt Adj.	Pro Forma 06/30/22
Common Equity Before Adjustments	$ 207,315	$ 35,000	$ 242,315
Less: Goodwill Net of DTLs	16,862	-	16,862
Less: Other Intangible Assets Net of DTLs	1,368	-	1,368
Less: AOCI - Unrealized Gains	(8,439)	-	(8,439)
Common Equity Tier 1 Capital	197,524	35,000	232,524
Additional Tier 1 Capital	-		-
Total Tier 1 Capital	$ 197,524		$ 232,524
Tier 2 Capital Instruments	$ -	$ -	$ -
ALLL Includable in Tier 2 Capital	16,807	-	16,807
Total Tier 2 Capital	16,807		16,807
Total Capital	$ 214,331		$ 249,331
Average Total Assets	1,818,746	35,000	1,853,746
Less: Deductions from CET1 and Additional T1	18,230	-	18,230
Less: Other Deductions from Leverage Ratio	-	-	-
Total Assets for Leverage Ratio	1,800,516	35,000	1,835,516
Total Risk-Weighted Assets	1,772,895	7,000	1,779,895
Common Equity Tier 1 RBC Ratio	11.14%		13.06%
Leverage Ratio	10.97%		12.67%
Tier 1 RBC Ratio	11.14%		13.06%
Total RBC Ratio	12.09%		14.01%

Sources: S&P Capital IQ Pro; Company provided documents and filings
Invested proceeds from $40.0mm capital assumed to have 20% risk-weighting; assumes $35.0mm of proceeds from new sub debt issuance are downstreamed to the bank as common equity after accounting for transaction costs equal to 2.50% of gross proceeds (including placement agent, credit rating and legal fees)

13
SOUTHERN STATES BANCSHARES, INC.

Interest Coverage & Double Leverage *($40mm Offering)*

($ in thousands)

	Interest Coverage	2023E Stand Alone	2023E Pro Forma
	Consolidated Pre-Tax Earnings		
	Consolidated Pre-Tax Income[(1)]	29,650	29,650
	Interest Expense on Existing Borrowings[(1)]	1,680	1,680
A	**Pre-Tax Earnings Before Debt Interest Expense**	**31,330**	**31,330**
	BHC Debt Interest Expense		
	New Subordinated Debt Interest Expense at 6.50%	-	2,600
	New Subordinated Debt Interest Expense at 6.75%	-	2,700
	New Subordinatd Debt Interest Expense at 7.00%	-	2,800
	Interest Expense on Existing Borrowings	1,680	1,680
B	Pre-Tax Interest Expense - New Subordinated Debt at 6.50%	1,680	4,280
C	Pre-Tax Interest Expense - New Subordinated Debt at 6.75%	1,680	4,380
D	Pre-Tax Interest Expense - New Subordinated Debt at 7.00%	1,680	4,480
	Pro Forma Interest Coverage - A / B	18.6x	7.3x
	Pro Forma Interest Coverage - A / C	18.6x	7.2x
	Pro Forma Interest Coverage - A / D	18.6x	7.0x

Pro Forma Debt / Equity, Double Leverage[(2)] & Concentrations	Actual 06/30/22	Pro Forma 06/30/22
Consolidated Equity	$167,947	$166,947
Exisiting Sub Debt	48,000	48,000
Newly Issued Subordinated Debt	-	40,000
Debt / Equity	**28.6%**	**52.7%**
Debt / Equity (ex. AOCI)	**27.2%**	**50.2%**
Bank Equity	$207,315	$242,315
Double Leverage Ratio	**123.4%**	**145.1%**
Tier 1 Capital Double Leverage Ratio	**124.9%**	**148.0%**

Sources: S&P Capital IQ Pro; Company provided documents and filings
(1) 2023E Pro Forma reflects mean consensus pre-tax earnings estimate from analysts
(2) Double Leverage = Bank Common Equity / Consolidated Common Equity

14

SOUTHERN STATES BANCSHARES, INC.

15 Offering Size Sensitivities Assumptions: - 6.75% interest rate on new subordinated debt - Net proceeds from new subordinated debt issuance are downstreamed to the Bank as Tier 1 Capital after retaining 10% of gross proceeds at the holding company for future debt service and accounting for one-time transaction costs Sources: S&P Capital IQ Pro; Company provided documents and filings Pro forma financial data as of 06/30/2022 (1) 2023E Pro Forma reflects mean consensus pre-tax earnings estimate from analysts Offering Size ($000s) Standalone 30,000 35,000 40,000 45,000 50,000 Consol. CET1 RBC Ratio 8.92% 8.85% 8.84% 8.83% 8.82% 8.80% Consol. Leverage Ratio 8.87% 8.69% 8.66% 8.63% 8.60% 8.57% Consol. Tier 1 RBC Ratio 8.92% 8.85% 8.84% 8.83% 8.82% 8.80% Consol. Total RBC Ratio 12.58% 14.18% 14.45% 14.72% 14.98% 15.25% Offering Size ($000s) Standalone 30,000 35,000 40,000 45,000 50,000 Bank CET1 RBC Ratio 11.14% 12.58% 12.82% 13.06% 13.30% 13.54% Bank Leverage RBC Ratio 10.97% 12.25% 12.46% 12.67% 12.88% 13.08% Bank Tier 1 RBC Ratio 11.14% 12.58% 12.82% 13.06% 13.30% 13.54% Bank Total RBC Ratio 12.09% 13.53% 13.77% 14.01% 14.25% 14.49% Double Leverage Ratio 123.4% 139.7% 142.4% 145.1% 147.9% 150.6% Debt / Equity 28.6% 46.7% 49.7% 52.7% 55.7% 58.8% Interest Coverage 2023E(1) 18.6x 8.5x 7.8x 7.2x 6.6x 6.2x

16 Southern States Bank | Q2 2022 PT ScoreTM Note: PT Score™ is a propriety risk assessment system created using numerous call report based ratios selected by Performance Trust. PT Score™ is based on bank level data and does not incorporate holding company leverage or any other consolidated financial metrics. PT Score™ is based on unadjusted call report data and does not incorporate adjustments for one-time or other unusual items. PT Score™ is a risk management model designed to identify, measure, and track significant risk trends in depository financial institutions. An institution’s PT Score™ corresponds to a CAMELS equivalent rating to help provide an accurate picture of such institution’s level of risk. An institution’s score ranges from 0 to 500. The higher an institution’s PT Score™, the higher the implied level of risk. With respect to the information contained herein that has been obtained from public sources, while Performance Trust believes this information to be reliable, Performance Trust does not guarantee its accuracy, adequacy or completeness and is not responsible for any errors or omissions or for the results obtained from the use of such information. The content is the proprietary and confidential material of Performance Trust and so designated pursuant to a confidentiality agreement between the intended recipient and Performance Trust. It is intended solely for the use of the individual or entity to whom it is addressed. The information is derived from research by Performance Trust. It is not a legal or investment opinion and should not be construed to provide legal or investment advice. The content is subject to change at any time and without notice. Source: Performance Trust PT ScoreTM PT ScoreTM Overview based on bank level financial data as of 06/30/2022; PT Score assumptions are not intended to provide management expectations of future performance

17 PT ScoreTM | Pro Forma Balance Sheet This analysis assumes a $40 million sub debt issuance at the holding company with $35.0 million of proceeds downstreamed to the Bank. All other simulation adjustments based on standard PT Score assumptions, including no leverage and a static balance sheet as of June 30, 2022. Source: Performance Trust PT ScoreTM PT ScoreTM Overview using 06/30/2022 financial data; PT ScoreTM assumptions are not intended to provide management expectations of future performance

18 Recent Financial Highlights Sources: S&P Capital IQ Pro; Company provided documents and filings Consolidated financial data; ROAA, ROAE, and NCOs / Avg. Loans annualized for 1Q and 2Q 2022 (1) Excludes PPP loans and net of unearned income; no outstanding PPP loans as of 06/30/2022 (2) Please refer to non-GAAP reconciliation in the appendix ($000s) 2019 2020 2021 1Q 2022 2Q 2022 Total Assets $1,095,491 $1,332,506 $1,782,592 $1,798,834 $1,902,495 Total Loans (1)(2) $837,441 $963,559 $1,241,097 $1,309,177 $1,430,205 Total Deposits $950,513 $1,139,661 $1,556,451 $1,541,839 $1,644,946 Total Equity $126,637 $140,656 $177,198 $169,189 $167,947 Loans / Deposits (1)(2) 88.10% 84.55% 79.74% 84.91% 86.95% Loans / Assets (1)(2) 76.44% 72.31% 69.62% 72.78% 75.18% NPAs / Assets 2.11% 1.12% 0.31% 0.40% 0.41% NCOs / Avg. Loans 0.57% 0.07% 0.00% 0.02% 0.00% TCE / TA (2) 10.01% 9.29% 9.00% 8.47% 7.95% Net Income $5,602 $12,107 $18,567 $4,557 $5,223 ROAA 0.57% 0.98% 1.23% 1.02% 1.15% ROAE 5.22% 9.04% 11.81% 10.28% 12.29%

19 II. Company Overview

20 2007 Our History & Growth H is to ri c a l H ig h li g h ts August 2007 Established Anniston, AL headquarters and Opelika, AL Office with $31 million in capital at $10.00 per share May 2012 Acquired Alabama Trust Bank in Sylacauga, AL 2015 Opened offices in Huntsville, AL, Carrollton, GA, and an LPO in Atlanta, GA Acquired Columbus Community Bank in Columbus, GA and opened a second location in Columbus February 2017 Completed $3.4 million local capital raise at $14 per share 2018 Established a full-service banking office in Newnan, GA 2020 through Q2 2022 Hired 4 commercial bankers in Georgia franchise Priced initial public offering and completed $48.0mm subordinated debt offering Anniston Opelika Anniston Mobile Huntsville Tuscaloosa Dothan Savannah Columbus Birmingham Huntsville Montgomery Mobile Athens Tuscaloosa Albany Dothan Valdosta Montgomery Birmingham 16 20 75 65 65 59 65 65 59 Opelika Anniston Atlanta Total Assets ($B) September 2019 Closed acquisition of Small Town Bank in Wedowee, AL 2016 Opened Auburn, AL office Issued $4.5 million of 10-year subordinated notes Completed $41.2 million capital raise at $14 per share 2022 2 Branches 13 Branches(1) and 2 LPOs Branch LPO 2008 Established a full-service banking office in Birmingham, AL $0.1 $0.2 $0.2 $0.2 $0.3 $0.3 $0.3 $0.5 $0.6 $0.7 $0.9 $1.1 $1.3 $1.8 $1.9 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2Q22 Sources: Company provided documents and filings (1) Pro forma for the pending sale of the Company’s Heflin, AL and Ranburne, AL branches announced on 05/23/2022

Experienced Management Team

Our management team has over 200 years of collective experience in the banking industry



Steve Whatley

Founder, Chairman & CEO

- ***1982-2006*** *Market President Colonial Bank*
- ***1980-1982*** *Vice President Commercial Lender AmSouth Bank*
- ***1978-1980*** *Vice President Trust Company Bank*
- ***1973-1978*** *Loan Officer/Mgt. Trainee Security Pacific Bank*



Mark Chambers

President

- ***2007-2019*** *SEVP & President Southeast Region Southern States Bank*
- ***2004-2007*** *Market President Wachovia Bank*
- ***1998-2004*** *Commercial Lender Aliant Bank*



Lynn Joyce

SEVP & Chief Financial Officer

- ***1992-2013*** *EVP & CFO First Financial Bank, a NASDAQ listed Financial Institution*
- ***1986-1992*** *Arthur Andersen & Co*



Greg Smith

SEVP & Chief Risk and Credit Officer

- ***2006-2019*** *SEVP & CCO Southern States Bank*
- ***1986-2006*** *Credit Admin, Commercial Loan Officer and Market President Regions Bank*



Jack Swift

SEVP & Chief Operating Officer

- ***2006-2019*** *SEVP & President Central Region Southern States Bank*
- ***1996-2006*** *Senior Vice President Colonial Bank*
- ***1992-1996*** *Vice President SouthTrust Bank*

Company insiders own approximately 13.6% of the common shares and equivalents(1)

Sources: Company provided documents and filings

(1) Refers to management and directors; includes exercisable options

21

SOUTHERN STATES BANCSHARES, INC.

22 Near-Term Outlook Loan balances expected to continue growing and the pipeline remains robust ▪ Loan growth aided by prior year opportunistic commercial banker hires driven by talent dislocation from bank consolidation in our markets Deposit balances expected to increase slightly Net interest income expected to increase incrementally from loan growth and rate increases ▪ Net interest margin expected to increase modestly as rates rise Core noninterest income expected to be fairly consistent with Q2 2022 as swaps decline and mortgage income moderates Quarterly adjusted noninterest expense is expected to remain fairly consistent with Q2 2022 Continued strong credit metrics are expected to allow for modest provision levels based on growth, but we are monitoring for credit issues as rates rise Balanced approach to capital deployment with flexibility to support strong organic loan growth trajectory and cash dividend while evaluating stock repurchases Well-positioned to capitalize on additional accretive acquisition opportunities

23 III. Assets Highlights

24 $99 $138 $153 $189 $207 – $50 $100 $150 $200 $250 2018Y 2019Y 2020Y 2021Y 2022YTD $777 $951 $1,140 $1,557 $1,652 – $400 $800 $1,200 $1,600 $2,000 2018Y 2019Y 2020Y 2021Y 2022YTD $704 $840 $1,036 $1,253 $1,433 – $400 $800 $1,200 $1,600 $2,000 2018Y 2019Y 2020Y 2021Y 2022YTD $888 $1,095 $1,332 $1,782 $1,905 – $400 $800 $1,200 $1,600 $2,000 2018Y 2019Y 2020Y 2021Y 2022YTD Equity ($M)Total Deposits ($M) Total Loans ($M)Total Assets ($M) Balance Sheet Growth Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022

25 Asset Class Breakdown Investment Portfolio Detail The securities portfolio largely consists of state and political securities Effective duration of investments of 4.95 years Historical investment portfolio total returns: — 1 year: (4.00)%, 60th percentile — 3 year: 0.23%, 66th percentile — 5 year: 1.09%, 64th percentile Portfolio Management Statistics State & Political Subdiv Secs 40% RMBS 26% CMBS 12% Other Securities 7% ABS 6% Treasury Secs 5% Govt & Agency Secs 4% Sources: S&P Capital IQ Pro; Company provided documents and filings; Performance Trust Bank level financial data as of 06/30/2022; past performance is not a guarantee of future results

26 Q2 2022 Loan CompositionLoan Trends ($M) Loan Portfolio Diversification & Growth As of 06/30/2022, the Bank has no PPP loans remaining on the balance sheet Pre-Raise Concentrations: — CRE: 297.1% — C&D: 85.2% $704 $840 $1,036 $1,253 $1,433 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2018Y 2019Y 2020Y 2021Y 2022YTD Non Owner Occ. CRE 30.1% Owner Occ. CRE 29.4% C&I 14.9% Constr & Land Dev 12.9% 1-4 Family 8.7% Multifamily 2.2% Farm 0.8% Consumer 0.7% Other 0.3% Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022

27 Real Estate 63.5% Travel & Food 15.9% Other / Miscellaneous 8.0% Construction 7.7% Wholesale Trade 2.8% Retail Trade 2.1% Largest CRE GroupingsCRE Loan Composition CRE and C&D Loan Detail Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022 Sector and Industry Groupings Funded ($) Real Estate, Rental, and Leasing 404,613,705 Lessors of Real Estate 360,809,889 Offices of Real Estate Agents and Brokers 1,244,925 Activities Related to Real Estate 41,940,141 Other Investment Pools and Funds 618,750 Accomodation and Food Services 101,262,541 Traveler Accomodation 86,969,586 Recreational Vehicle Parks and Camps 9,703,711 Restaurants and Other Eating Places 4,589,244 Real Estate 51.8% Construction 24.7% Other / Miscellaneous 14.8% Retail Trade 3.3% Transportation 3.2% Travel & Food 2.3% Largest C&D GroupingsC&D Loan Composition Sector and Industry Groupings Funded ($) Real Estate, Rental, and Leasing 94,516,866 Lessors of Real Estate 73,002,841 Offices of Real Estate Agents and Brokers 93,488 Activities Related to Real Estate 20,801,786 Other Investment Pools and Funds 618,750 Construction 45,017,612 Nonmetallic Minerals 45,017,612

Historical Loan Composition & Yields

Southern States Bank Loan Composition Since 2018

($000s)	12/31/2018		12/31/2019		12/31/2020		12/31/2021		Q2 2022	
Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$77,197	11.0%	$93,011	11.1%	$102,707	9.9%	$174,480	13.9%	$185,163	12.9%
1-4 Family	97,317	13.8%	121,892	14.5%	113,697	11.0%	124,567	9.9%	124,658	8.7%
Multifamily	28,087	4.0%	33,302	4.0%	44,522	4.3%	25,368	2.0%	31,354	2.2%
Comm RE (Non Farm/Res)	351,335	49.9%	417,383	49.7%	498,369	48.1%	703,169	56.1%	856,501	59.8%
C&I	126,195	17.9%	130,234	15.5%	246,274	23.8%	201,764	16.1%	214,604	15.0%
Farm RE	12,243	1.7%	24,811	3.0%	16,650	1.6%	13,414	1.1%	11,345	0.8%
Agricultural	1,346	0.2%	2,173	0.3%	813	0.1%	995	0.1%	855	0.1%
Consumer	7,480	1.1%	12,002	1.4%	9,665	0.9%	8,719	0.7%	9,557	0.7%
Leases	0	0.0%	0	0.0%	0	0.0%	0	0.0%	0	0.0%
Other	2,779	0.4%	5,391	0.6%	3,114	0.3%	223	0.0%	-1,124	-0.1%
Total Gross Loans	**$703,979**	**100.0%**	**$840,199**	**100.0%**	**$1,035,811**	**100.0%**	**$1,252,699**	**100.0%**	**$1,432,913**	**100.0%**
Yield on 1-4 Family Loans	*5.54%*		*5.85%*		*5.48%*		*5.01%*		*5.20%*	
Yield on All Other RE Loans	*5.49%*		*5.77%*		*5.06%*		*4.75%*		*4.72%*	
Yield on C&I Loans	*5.42%*		*5.70%*		*4.55%*		*5.30%*		*4.80%*	
Yield on Loans and Leases	***5.51%***		***5.77%***		***5.00%***		***4.89%***		***4.78%***	
Yield on Earning Assets	*5.08%*		*5.14%*		*4.43%*		*4.16%*		*4.18%*	

Sources: S&P Capital IQ Pro; Company provided documents and filings
Bank level financial data; Q2 2022 as of the three months ended 06/30/2022

28

SOUTHERN STATES BANCSHARES, INC.

29 Nonaccrual Loans By Type Asset Quality Detail As of 06/30/2022: Strong asset quality with NPAs / Assets of 0.41% Year to date net charge-offs of $40 thousand Allowance for loan losses to gross loans of 1.17% Portfolio Management Statistics Constr & Land Dev 2% Farm 6% 1-4 Family 16% C&I 22% Owner Occ. CRE 54% Consumer 0.28% Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data as of 06/30/2022

30 1.11% 1.10% 1.14% 1.18% 1.17% 0.00% 0.50% 1.00% 1.50% 2.00% 2018Y 2019Y 2020Y 2021Y 2022YTD Loan Loss Reserves / NPLs NCOs / Average LoansNPAs / Assets Asset Quality & Reserve Coverage Ratios Loan Loss Reserves / Total Loans 0.71% 1.84% 1.11% 0.31% 0.41% 0.00% 0.50% 1.00% 1.50% 2.00% 2018Y 2019Y 2020Y 2021Y 2022YTD 137% 58% 258% 582% 345% 0% 160% 320% 480% 640% 800% 2018Y 2019Y 2020Y 2021Y 2022YTD 0.02% 0.57% 0.07% 0.00% 0.01% -0.10% 0.10% 0.30% 0.50% 0.70% 2018Y 2019Y 2020Y 2021Y 2022YTD Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022

31 Historical Net Charge-Offs & Non-performing Assets Source: S&P Capital IQ Pro AL Banks Aggregate combines financial data of all commercial banks headquartered in Alabama to calculate ratios 2017 2018 2019 2020 2021 2022 Q2 Southern States Bank 0.10 0.02 0.57 0.07 0.00 0.01 AL Banks Aggregate 0.38 0.40 0.56 0.51 0.19 0.15 Southern States Bank vs. AL Banks (0.28) (0.38) 0.01 (0.44) (0.19) (0.14) 2008 2009 2010 2011 2012 Southern States Bank 0.18 0.61 0.65 0.22 0.04 AL Banks Aggregate 1.51 2.35 2.70 1.88 1.02 Southern States Bank vs. AL Banks (1.33) (1.74) (2.05) (1.66) (0.98) Generally lower losses vs. other Alabama banks during 2008-2012 downturn, driven by conservative lending standards 2017 2018 2019 2020 2021 2022 Q2 Southern States Bank 0.42 0.71 1.84 1.11 0.31 0.41 AL Banks Aggregate 1.11 0.87 0.80 0.98 0.48 0.46 Southern States Bank vs. AL Banks (0.69) (0.16) 1.04 0.13 (0.17) (0.05) 2008 2009 2010 2011 2012 Southern States Bank 0.48 1.02 1.23 3.16 4.63 AL Banks Aggregate 1.82 4.01 3.90 3.93 3.01 Southern States Bank vs. AL Banks (1.34) (2.99) (2.67) (0.77) 1.62 ...and disciplined lending reflected by consistently low credit costs during times of growth Net Chargeoffs / Average Loans (%) NPAs / Assets (%) Net Chargeoffs / Average Loans (%) NPAs / Assets (%)

32 IV. Liabilities Highlights

33 Core deposit growth initiatives continue to fuel our organic strategy Bankers are incentivized to grow core deposits Minimal dependence on brokered deposits 15.3% 8.5% 25.5% 34.8% 31.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% 2018Y 2019Y 2020Y 2021Y 2022YTD Noninterest Bearing Deposits / Total Deposits (%) Deposit Composition Q2 2022 Composition Money Market 43.7% Transaction Accounts 38.4% CDs > $100k 7.3% CDs < $100k 6.5% Other Savings 4.1% Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2021YTD as of 06/30/2022

Deep Presence in Current Markets

Lee County (Auburn-Opelika, AL)				
2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($000s)	2022 Market Share (%)
1	Auburn National Bancorp. (AL)	7	953,705	23.52
2	SouthState Corp. (FL)	3	430,511	10.62
3	The PNC Finl Svcs Grp (PA)	7	364,339	8.99
4	River Financial Corp. (AL)	3	349,670	8.62
5	Regions Financial Corp. (AL)	2	347,618	8.57
6	Wells Fargo & Co. (CA)	3	319,238	7.87
7	Truist Financial Corp. (NC)	2	295,177	7.28
8	Southern States Bancshares Inc (AL)	2	269,772	6.65
9	Cadence Bank (MS)	3	250,054	6.17
10	MetroCity Bankshares Inc. (GA)	1	93,341	2.30
Total For Institutions In Market		44	4,054,259	

Muscogee County (Columbus, GA-AL)				
2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($000s)	2022 Market Share (%)
1	Synovus Financial Corp. (GA)	10	4,054,733	57.60
2	Truist Financial Corp. (NC)	4	1,266,489	17.99
3	Wells Fargo & Co. (CA)	6	931,415	13.23
4	Southern States Bancshares Inc (AL)	2	262,541	3.73
5	Bank of America Corporation (NC)	2	197,356	2.80
6	Regions Financial Corp. (AL)	1	106,955	1.52
7	Colony Bankcorp Inc. (GA)	1	98,255	1.40
8	Bank OZK (AR)	1	65,227	0.93
9	Renasant Corp. (MS)	1	36,210	0.51
10	ServisFirst Bancshares Inc. (AL)	1	15,430	0.22
Total For Institutions In Market		30	7,039,809	

Calhoun County (Anniston-Oxford, AL)				
2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($000s)	2022 Market Share (%)
1	Regions Financial Corp. (AL)	6	503,039	21.10
2	Wells Fargo & Co. (CA)	3	482,863	20.25
3	Noble Bancshares Inc. (AL)	4	323,825	13.58
4	F&M Financial Corp (AL)	4	284,008	11.91
5	Southern States Bancshares Inc (AL)	1	242,962	10.19
6	Investar Holding Corp. (LA)	4	189,823	7.96
7	Truist Financial Corp. (NC)	3	185,867	7.80
8	The PNC Finl Svcs Grp (PA)	3	113,316	4.75
9	Firstbanc of Alabama Inc. (AL)	1	55,154	2.31
10	Woodforest Financial Grp Inc. (TX)	2	3,109	0.13
Total For Institutions In Market		31	2,383,966	

Coweta County (Atlanta-Sandy Springs-Roswell, GA)				
2022 Rank	Institution (ST)	2022 Branches	2022 Deposits ($000s)	2022 Market Share (%)
1	Truist Financial Corp. (NC)	3	642,606	23.26
2	Synovus Financial Corp. (GA)	3	395,693	14.32
3	Bank of America Corporation (NC)	2	314,980	11.40
4	Wells Fargo & Co. (CA)	2	262,355	9.49
5	Southern States Bancshares Inc (AL)	1	203,057	7.35
6	Ameris Bancorp (GA)	2	193,932	7.02
7	United Bank Corp. (GA)	2	158,534	5.74
8	Bank OZK (AR)	3	147,351	5.33
9	Regions Financial Corp. (AL)	2	130,249	4.71
10	SouthState Corp. (FL)	1	118,725	4.30
Total For Institutions In Market		25	2,763,089	

Source: S&P Capital IQ Pro
Deposit information as of 06/30/2022; based on top four counties with the largest deposit amount for the Company

34

SOUTHERN STATES BANCSHARES, INC.

35 V. Capital Highlights

36 Sources: S&P Capital IQ Pro; Company provided documents and filings Financial data as of 06/30/2022 Cash and cash equivalents at the holding company of $6.6mm ▪ Available to be pushed down to the Bank to support capital needs Current borrowings outstanding of approximately $73.0mm ▪ Subordinated debt of $48.0mm − Interest rate of 3.50% − Callable in 2027 ▪ FHLB advances of $25.0mm − $145.4mm in lines of credit available − $87.2mm from FHLB − $58.2mm in fed fund lines from four separate institutions Available CD funding sources of approximately $706.9mm ▪ Internet CD funding of $374.2mm ▪ Brokered CD funding of $332.7mm Capitalization, Liquidity and Funding Sources

37 14.66% 17.33% 13.82% 16.31% 15.07% 9.97% 13.20% 12.35% 10.94% 10.84% 10.18% 10.44% 10.97% 19.02% 20.79% 16.73% 19.27% 18.04% 12.68% 14.73% 14.70% 12.89% 13.43% 12.77% 12.07% 12.09% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 24.00% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 24.00% 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022YTD Leverage Ratio Total RBC Ratio Total Risk-Based & Tier 1 Leverage Bank Capital Ratios Well-Capitalized Total RBC Ratio(1) (10%) Well-Capitalized Tier 1 Leverage Ratio(1) (5%) Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022 (1) “Well-Capitalized” refers to applicable regulatory definitions

38 Total Risk Based RatioTier 1 Risk Based Ratio CET1 RatioTier 1 Leverage Ratio Historical Regulatory Capital Ratios 10.94% 10.84% 10.18% 10.44% 10.97% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2018Y 2019Y 2020Y 2021Y 2022YTD 12.89% 13.43% 12.77% 12.07% 12.09% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2018Y 2019Y 2020Y 2021Y 2022YTD 11.90% 12.46% 11.70% 11.09% 11.14% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2018Y 2019Y 2020Y 2021Y 2022YTD 11.90% 12.46% 11.70% 11.09% 11.14% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2018Y 2019Y 2020Y 2021Y 2022YTD Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022

39 VI. Income Statement Highlights

40 0.46% 1.41% 1.05% 1.10% 0.56% 1.12% 0.89% 1.02% 0.62% 1.04% 1.28% 1.19% 2.84% 9.54% 7.06% 7.01% 4.61% 10.03% 6.63% 8.51% 5.29% 8.94% 11.51% 10.63% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 21.00% 24.00% 27.00% 30.00% -3.00% -2.20% -1.40% -0.60% 0.20% 1.00% 1.80% 2.60% 3.40% 4.20% 5.00% 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022YTD ROAA ROAE Historical Profitability (1) (1) Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD annualized as of 06/30/2022; past performance does not guarantee future results (1) 2015 and 2019 metrics are inclusive of expenses related to the acquisition of Columbus Community Bank and East Alabama Financial Group, Inc. respectively

41 $33,434 $42,057 $49,197 $64,553 $35,054 $20,808 $27,592 $30,843 $36,113 $18,514 $3,449 $6,760 $6,955 $11,229 $3,241 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2018Y 2019Y 2020Y 2021Y 2022YTD Total Revenue Noninterest Expense Non Interest Income Core Revenue Detail Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022 ($000s)

42 Key Components of NII and NIMNet Interest Income (NII) & Net Interest Margin (NIM) Net Interest Income and Net Interest Margin $29,985 $35,297 $42,242 $53,324 $63,626 4.13% 3.89% 3.75% 3.87% 3.79% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2018Y 2019Y 2020Y 2021Y 2022YTD Net Interest Income NIM (FTE) 5.51% 5.77% 5.00% 4.89% 4.70% 2.68% 2.74% 2.64% 2.37% 2.56% 1.25% 1.53% 0.83% 0.46% 0.34% 1.12% 1.39% 0.74% 0.33% 0.23% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2018Y 2019Y 2020Y 2021Y 2022YTD Loan Yield Securities Yield (FTE) Cost of Int. Bearing Dep. Cost of Funds Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022; grey bar indicated annualization of Q2 2022YTD net interest income ($000s)

43 Pre-Tax ROAE & ROAAEfficiency Ratio & NIE / Average Assets Profitability and Expense Controls 61.9% 65.2% 62.2% 55.5% 52.4% 2.64% 2.80% 2.49% 2.39% 2.05% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2018Y 2019Y 2020Y 2021Y 2022YTD N o n in te re st E x p e n se / A v g . A sse ts E ff ic ie n c y R a ti o Efficiency Ratio Noninterest Expense / Avg. Assets 11.1% 7.6% 10.9% 15.1% 14.0% 1.33% 0.89% 1.27% 1.68% 1.56% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% 3.00% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 2018Y 2019Y 2020Y 2021Y 2022YTD P re -T a x R O A AP re -T a x R O A E Pre-Tax ROAE Pre-Tax ROAA Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data; 2022YTD as of 06/30/2022

44 Net Interest Margin vs. Net Noninterest Expense 4.01% 3.83% 3.86% 3.79% 3.60% 3.98% 1.08% 1.85% 1.72% 1.87% 1.65% 1.74% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2021Q1 2021Q2 2021Q3 2021Q4 2022Q1 2022Q2 Net Interest Margin (FTE) Net Noninterest Expense /AA Net NIE / AA = (Noninterest Expense – Noninterest Income) / Avg. Assets Sources: S&P Capital IQ Pro; Company provided documents and filings Bank level financial data annualized

45 Net Interest Margin Sensitivity Profile Asset-Liability Management Profile Economic Value Sensitivity Profile Interest Rate Scenario -400 -300 -200 -100 Base 100 200 300 400 Net Interest Income Change - Next 12 Months -32.49% -27.84% -17.59% -6.69% 0.00% 5.59% 11.06% 16.59% 22.08% Interest Rate Scenario -400 -300 -200 -100 Base 100 200 300 400 EVE Change -20.54% -20.41% -12.66% -3.64% 0.00% 2.52% 4.97% 7.24% 9.16% Sources: Company provided documents and filings As of 06/30/2022

46 VII. Appendix

Financial Highlights *(Bank Regulatory)*

	For the Years Ended:				For the Quarters Ended:				6/30/2022
	12/31/2018	12/31/2019	12/31/2020	12/31/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022	CAGR
Balance Sheet									
Total Assets ($000)	888,073	1,095,493	1,332,475	1,781,732	1,557,978	1,781,732	1,799,583	1,904,800	24.4%
Total Loans ($000)	703,979	840,199	1,035,811	1,252,699	1,147,544	1,252,699	1,312,579	1,432,913	22.5%
Total Deposits ($000)	777,047	951,124	1,139,822	1,556,849	1,337,285	1,556,849	1,550,274	1,651,588	24.0%
Tangible Equity ($000)	92,227	119,386	134,045	170,140	166,948	170,140	188,628	189,085	
Tier 1 Leverage Ratio (%)	10.9	10.8	10.2	10.4	10.8	10.4	10.9	11.0	
Total Risk-Based Capital Ratio (%)	12.9	13.4	12.8	12.1	13.2	12.1	13.3	12.1	
Profitability									
Net Income ($000)	8,012	6,112	12,960	19,376	5,085	4,270	4,999	5,758	
ROAA (%)	1.02	0.62	1.04	1.28	1.31	1.05	1.12	1.27	
ROAE (%)	8.51	5.29	8.94	11.51	11.75	9.14	10.11	11.12	
Net Interest Margin (%)	4.10	3.86	3.72	3.84	3.84	3.76	3.58	3.96	
Efficiency Ratio (%)	61.9	65.2	62.2	55.5	56.2	58.3	54.0	51.0	
Noninterest Inc/ Operating Rev (%)	10.3	16.1	14.1	17.4	15.3	10.8	10.4	8.2	
Noninterest Exp/ AA (%)	2.6	2.8	2.5	2.4	2.4	2.3	2.0	2.1	
Asset Quality (%)									
NPLs / Loans (%)	0.8	1.9	0.4	0.2	0.4	0.2	0.3	0.3	
NPAs / Assets (%)	0.7	1.8	1.1	0.3	0.9	0.3	0.4	0.4	
Texas Ratio (%)	6.3	16.0	10.2	3.2	8.0	3.2	3.5	3.8	
Reserves / Loans (%)	1.11	1.10	1.14	1.18	1.23	1.18	1.18	1.17	
NCOs / Avg Loans (%)	0.02	0.57	0.07	-	-	-	0.02	-	

Sources: S&P Capital IQ Pro; Company provided documents and filings
Bank level financial data

47

SOUTHERN STATES BANCSHARES, INC.

Consolidated Balance Sheet

(dollars shown in thousands)	Year-Ended December 31, 2018	2019	2020	2021	YTD 2022
Assets					
Cash & Due From Banks	$ 7,029	$ 13,545	$ 23,229	$ 6,397	$ 22,167
Interest Bearing Deposits in Banks	63,405	77,574	51,503	203,537	95,156
Federal Funds Sold	15,994	24,116	10,175	74,022	73,024
Cash and Cash Equivalents	86,428	115,235	84,907	283,956	190,347
Investment Securities	52,133	59,947	114,001	132,172	151,749
Securities Held to Maturity, at Cost	-	-	-	19,672	19,662
Other Equity Securities, at Fair Value	-	-	5,017	9,232	6,958
Restricted Equity Securities, at Cost	1,381	2,022	3,224	2,600	2,825
Loans Held for Sale	233	2,578	5,696	2,400	2,709
Net Loans	695,913	828,176	1,018,256	1,235,456	1,413,398
Premises & Equipment, Net	16,310	20,126	24,426	27,044	28,467
Accrued Interest Receivable	2,642	2,986	4,243	4,170	4,839
Bank Owned Life Insurance	12,215	22,078	22,458	22,201	29,509
Annuities	10,314	12,903	12,903	12,888	15,540
Foreclosed Assets	572	7,042	10,224	2,930	2,930
Goodwill	6,041	16,862	16,862	16,862	16,862
Core Deposit Intangible	334	2,027	1,764	1,500	1,368
Other Assets	3,091	3,509	8,525	9,509	15,332
Total Assets	**887,607**	**1,095,491**	**1,332,506**	**1,782,592**	**1,902,495**
Liabilities					
Deposits	$ 775,785	$ 950,513	$ 1,139,661	$ 1,556,451	$ 1,644,946
Other Borrowings	7,500	7,984	7,975	12,498	-
Federal Home Loan Bank Advances	-	-	30,900	25,950	25,000
Subordinated Notes	4,462	4,478	4,493	-	47,013
Accrued Interest Payable	349	473	278	132	88
Other Liabilities	4,036	5,406	8,543	10,363	17,501
Total Liabilities	**792,132**	**968,854**	**1,191,850**	**1,605,394**	**1,734,548**
Stockholders' Equity					
Common Stock	32,416	38,254	38,391	45,064	43,458
Capital Surplus	43,735	64,592	65,327	80,640	75,597
Retained Earnings	20,688	23,918	34,183	49,858	58,039
AOCI	(1,236)	265	3,194	2,113	(8,439)
Unvested Restricted Stock	(128)	(392)	(439)	(477)	(708)
Total Stockholders' Equity	**95,475**	**126,637**	**140,656**	**177,198**	**167,947**
Total Liabilities and Stockholders' Equity	**$ 887,607**	**$ 1,095,491**	**$ 1,332,506**	**$ 1,782,592**	**$ 1,902,495**

Sources: S&P Capital IQ Pro; Company provided documents and filings
2022YTD as of 06/30/2022

48

SOUTHERN STATES BANCSHARES, INC.

49 Consolidated Income Statement Year-Ended December 31, YTD (dollars shown in thousands) 2018 2019 2020 2021 2022 Total Interest Income 37,193$ 46,955$ 50,285$ 57,777$ 33,624$ Total Interest Expense 7,528,044$ 12,106$ 8,708$ 4,864$ 2,605$ Net Interest Income 29,665 34,849 41,577 52,913 31,019 Provision for Loan Losses 2,196 5,700 3,300 2,982 2,004 Net Interest Income after Provision for Loan Losses 27,469 29,149 38,277 49,931 29,015 Total Noninterest Income 3,464 6,710 8,541 10,803 2,737 Noninterest Expense: 20,924 27,771 32,185 36,435 18,942 Pre-Tax Net Income 10,009$ 8,088$ 14,633$ 24,299$ 12,810$ Income Tax Expense 2,296 2,486 2,526 5,732 3,030 Net Income 7,713$ 5,602$ 12,107$ 18,567$ 9,780$ Sources: S&P Capital IQ Pro; Company provided documents and filings 2022YTD as of 06/30/2022

50 Non-GAAP Financial Measures Reconciliations Sources: Company provided documents and filings Three Months Ended (Dollars shown in thousands, except share and per share amounts) June 30, 2022 March 31, 2022 June 30, 2021 Net Income $5,223 $4,557 $3,906 Add: Net OREO Write-Downs (Gains) - - (8) Less: Gain (Loss) on Securities (42) (361) 27 Less: Tax Effect 11 94 (9) Core Net Income $5,254 $4,824 $3,880 Average Assets $1,821,437 $1,787,015 $1,491,372 Core Return on Average Assets 1.16% 1.09% 1.04 % Total Stockholders' Equity $167,947 $169,189 $148,903 Less: Intangible Assets 18,230 18,296 18494 Tangible Common Equity $149,717 $150,893 $130,409 Core Net Income $5,254 $4,824 $3,880 Diluted Weighted Average Shares Outstanding 8,894,577 9,065,364 7,810,952 Diluted Core Earnings Per Share $0.59 $0.53 $0.50 Common Shares Outstanding at Period End 8,691,620 8,749,878 7,716,428 Tangible Book Value Per Share $17.23 $17.25 $16.90

51 Non-GAAP Financial Measures Reconciliations (Continued) Three Months Ended (Dollars shown in thousands, except share and per share amounts) June 30, 2022 March 31, 2022 June 30, 2021 Total Average Shareholders' Equity $170,038 $177,244 $147,483 Less: Average Intangible Assets 18,270 18,337 18,535 Average Tangible Common Equity $151,768 $158,907 $128,948 Net Income to Common Shareholders $5,223 $4,557 $3,906 Return on Average Tangible Common Equity 13.80% 11.63% 12.15 % Core Net Income $5,254 $4,824 $3,880 Core Return on Average Tangible Common Equity 13.89% 12.31% 12.07 % Net Interest Income $14,096 $13,640 $12,893 Add: Noninterest Income 1,404 1,333 2,045 Less: Gain (Loss) on Securities (42) (361) (27) Operating Revenue $15,887 $15,218 $14,911 Expenses: Total Noninterest Expense $9,652 $9,290 $9,106 Less: Net OREO Write-Down (Gains) - - (8) Adjusted Noninterest Expenses $9,652 $9,290 $9,114 Core Efficiency Ratio 54.19% 56.83% 61.12 % Sources: Company provided documents and filings

52 Non-GAAP Financial Measures Reconciliations (Continued) Three Months Ended (Dollars shown in thousands, except share and per share amounts) 2019 2020 2021 March 31, 2022 June 30, 2022 Total Stockholders' Equity $126,637 $140,656 $177,198 $169,189 $167,947 Less: Intangible Assets 18,889 18,626 18,362 18,296 18,230 Tangible Common Equity $107,748 $122,030 $158,836 $150,893 $149,717 Total assets at end of period $1,095,491 $1,332,506 $1,782,970 $1,798,834 $1,902,495 Less: Intangible assets 18,889 18,626 18,362 18,428,000 18,230 Adjusted assets at end of period $1,076,602 $1,313,880 $1,764,608 $1,780,538 $1,884,265 Tangible common equity to tangible assets 10.01% 9.29% 9.00% 8.47% 7.95 % Core loans $838,989 $967,177 $1,244,914 $1,312,994 $1,435,089 Add: PPP loans - 66,556 9,203 893 - Less: Unearned income 1,548 3,618 3,817 3,817 4,884 Loans, net of unearned income $837,441 $1,030,115 $1,250,300 $1,310,070 $1,430,205 Less: PPP loans - 66,556 9,203 893 - Loans (excluding PPP loans and net of unearned income) 837,441 963,559 1,241,097 1,309,177 1,430,205 Total deposits $950,513 $1,139,661 $1,556,451 $1,541,839 $1,644,946 Loans / deposits (excluding PPP loans and net of unearned income) 88.10% 84.55% 79.74% 84.91% 86.95 % Total assets $1,095,491 $1,332,506 $1,782,970 $1,798,834 $1,902,495 Loans / assets (excluding PPP loans and net of unearned income) 76.44% 72.31% 69.61% 72.78% 75.18 % Sources: Company provided documents and filings